LIBERTY ALL-STAR® EQUITY FUND

USA

3RD QUARTER SEPTEMBER 30, 2016

ALL-STAR®
EQUITY FUND

LIBERTY ALL-STAR® EQUITY FUND
Periods Ended September 30, 2016 (Unaudited)

Fund Statistics
Net Asset Value (NAV)	$6.11
Market Price	$5.18
Discount	-15.2%

	Quarter	Year-to-Date
Distributions*	$0.12	$0.36
Market Price Trading Range	$4.97 to $5.27	$4.26 to $5.28
Premium/(Discount) Range	-14.9% to -16.3%	-14.0% to -17.6%

Performance
Shares Valued at NAV with Dividends Reinvested	4.89%	6.32%
Shares Valued at Market Price with Dividends Reinvested	5.57%	4.12%
Dow Jones Industrial Average	2.78%	7.21%
Lipper Large-Cap Core Mutual Fund Average	3.72%	6.03%
NASDAQ Composite Index	10.02%	7.09%
S&P 500® Index	3.85%	7.84%

*
Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Pursuant to Section 852 of the Internal Revenue Code, the taxability of these distributions will be reported on Form 1099-DIV for 2016.

Performance returns for the Fund are total returns, which include dividends. Returns are net of management fees and other Fund expenses.

The returns shown for the Lipper Large-Cap Core Mutual Fund Average are based on open-end mutual funds’ total returns, which include dividends, and are net of fund expenses. Returns for the unmanaged Dow Jones Industrial Average, NASDAQ Composite Index and the S&P 500®Index are total returns, including dividends. A description of the Lipper benchmark and the market indices can be found on page 20.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Closed-end funds raise money in an initial public offering and shares are listed and traded on an exchange. Open-end mutual funds continuously issue and redeem shares at net asset value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

Secondary market support provided to the Fund by ALPS Fund Services, Inc.’s affiliate ALPS Portfolio Solutions Distributor, Inc., a FINRA member.

Liberty All-Star® Equity Fund	President’s Letter

(Unaudited)

Fellow Shareholders:	October 2016

Stocks posted their best quarterly returns of the year in the three months ended September 30, a period punctuated by multiple record highs for the S&P 500® Index, the Dow Jones Industrial Average (DJIA) and the NASDAQ Composite Index. Respectively, the three indices returned 3.85 percent, 2.78 percent and 10.02 percent, the latter marking its best quarter since 2013. Characterizing the prevailing sentiment during the quarter, on August 11 all three indices reached new highs on the same day—an event not seen since the dot-com era, according to The Wall Street Journal.

In addition, the volatility that roiled markets during the first half—exemplified by the collapse in energy prices in the first quarter and the “Brexit” referendum in the second—was largely absent and reflecting the calm that prevailed during the quarter, the S&P 500 did not experience a move of 1 percent or more from July 11 until September 9.

The quarter was not without worry, chiefly wariness over what the Federal Reserve would do with respect to raising interest rates, and when it would do it. Yet each Fed meeting passed without action. In addition, the financial sector continued to lag the overall market in the record low interest rate environment that has prevailed in recent years.

The long-running but tepid economic recovery continued to show steady, if uninspired, progress. A surprising market bounce after the initial sell-off following the June 23 Brexit vote set the stage for the strong quarter. In mid-July, the DJIA enjoyed a nine-day streak of higher returns—its longest in three years. Although lower year-over-year, corporate earnings turned out better than expected. Stocks jumped in early August on the strength of a Labor Department report that showed U.S. employers added 221,000 jobs in July. Job growth eased to 144,000 in August, a figure that was still acceptable to investors and viewed as likely to keep the Fed at bay until the end of the year. Other sources of strength came from higher home sales, a surge in consumer confidence and firmer crude oil prices. The technology-focused NASDAQ Composite’s 10.02 percent return reflected investors’ greater appetite for risk, as well as tech bellwethers’ prospects for growth in a growth-challenged economy.

Liberty All-Star® Equity Fund
As it did in the second quarter, Liberty All-Star® Equity Fund outperformed all key benchmarks but for the exceptional 10 percent-plus return posted by the NASDAQ Composite. For the quarter, the Fund returned 4.89 percent with shares valued at net asset value (NAV) with dividends reinvested and 5.57 percent with shares valued at market price with dividends reinvested. The Lipper Large-Cap Core Mutual Fund Average returned 3.72 percent. The discount at which Fund shares traded relative to their NAV was little changed over the quarter, ranging from -14.9 percent to -16.3 percent. Through the first nine months of the year, Fund returns were mixed, modestly trailing large-cap indices such as the S&P 500 and the DJIA, but topping the Lipper Large-Cap Core Mutual Fund Average.

Third Quarter Report (Unaudited) | September 30, 2016	1

Liberty All-Star® Equity Fund	President’s Letter

(Unaudited)

The Fund’s distribution for the third quarter was $0.12. The Fund's distribution policy has been in place since 1988 and is a major component of the Fund’s total return. These distributions add up to $25.53 since 1987 (the Fund's first full calendar year of operations). We continue to emphasize that shareholders should include these distributions when determining the return on their investment in the Fund.

We are gratified by the Fund’s performance over the last two quarters. In the past quarter in particular, we were pleased with indications that bottom-up company fundamentals may be starting to play a larger role in investors’ decision-making after a protracted period when macro factors appeared to drive markets (the presidential election notwithstanding). Should this hold, it will likely benefit astute stock pickers and active managers, and we are hopeful that the recent momentum continues through the final quarter of the year. Regardless of market direction, we will remain vigilant and in close collaboration with the Fund’s five investment managers. Thank you for your continued confidence in Liberty All-Star® Equity Fund.

Sincerely,

William R. Parmentier, Jr.
President and Chief Executive Officer
Liberty All-Star® Equity Fund

The views expressed in the President’s letter reflect the views of the President as of October 2016 and may not reflect his views on the date this report is first published or anytime thereafter. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Fund disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent.

2	www.all-starfunds.com

Liberty All-Star® Equity Fund	Table of Distributions & Rights Offerings

September 30, 2016 (Unaudited)

		Rights Offerings
Year	Per Share Distributions	Month Completed	Shares Needed to Purchase One Additional Share	Subscription Price	Tax Credits[1]
1988	$0.64
1989	0.95
1990	0.90
1991	1.02
1992	1.07	April	10	$10.05
1993	1.07	October	15	10.41	$0.18
1994	1.00	September	15	9.14
1995	1.04
1996	1.18				0.13
1997	1.33				0.36
1998	1.40	April	20	12.83
1999	1.39
2000	1.42
2001	1.20
2002	0.88	May	10	8.99
2003	0.78
2004	0.89	July	10[2]	8.34
2005	0.87
2006	0.88
2007	0.90	December	10	6.51
2008	0.65
2009[3]	0.31
2010	0.31
2011	0.34
2012	0.32
2013	0.35
2014	0.39
2015[4]	0.51
2016
1st Quarter	0.12
2nd Quarter	0.12
3rd Quarter	0.12
Total	$24.35

[1]
The Fund’s net investment income and net realized capital gains exceeded the amount to be distributed under the Fund’s distribution policy. In each case, the Fund elected to pay taxes on the undistributed income and passed through a proportionate tax credit to shareholders.

[2]	The number of shares offered was increased by an additional 25 percent to cover a portion of the over-subscription requests.
[3]	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.
[4]	Effective with the second quarter distribution, the annual distribution rate was changed from 6 percent to 8 percent.

DISTRIBUTION POLICY

The current policy is to pay distributions on its shares totaling approximately 8 percent of its net asset value per year, payable in four quarterly installments of 2 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholders’ 1099-DIV forms after the end of the year. If the Fund’s ordinary dividends and long-term capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute capital gains and pay income tax thereon to the extent of such excess.

Third Quarter Report (Unaudited) | September 30, 2016	3

Liberty All-Star® Equity Fund	Top 20 Holdings & Economic Sectors

September 30, 2016 (Unaudited)

Top 20 Holdings*	Percent of Net Assets
Alphabet, Inc., Class C	2.21%
Visa, Inc., Class A	1.93
Mondelez International, Inc., Class A	1.92
Salesforce.com, Inc.	1.64
Amazon.com, Inc.	1.58
The Priceline Group, Inc.	1.54
Facebook, Inc., Class A	1.53
Halliburton Co.	1.44
Lowe's Companies, Inc.	1.42
Cerner Corp.	1.36
Adobe Systems, Inc.	1.35
CVS Health Corp.	1.34
Starbucks Corp.	1.30
Chubb Ltd.	1.27
Bank of America Corp.	1.26
Equinix, Inc.	1.19
Intel Corp.	1.18
Amgen, Inc.	1.16
Chipotle Mexican Grill, Inc.	1.11
Abbott Laboratories	1.02
28.75%

Economic Sectors*	Percent of Net Assets
Information Technology	20.81%
Financials	17.90
Health Care	15.02
Consumer Discretionary	12.05
Consumer Staples	9.68
Energy	8.99
Industrials	5.41
Materials	2.83
Real Estate	2.18
Utilities	1.29
Telecommunication Services	1.23
Other Net Assets	2.61
100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

4	www.all-starfunds.com

Liberty All-Star® Equity Fund	Major Stock Changes in the Quarter

September 30, 2016 (Unaudited)

The following are the major ($5 million or more) stock changes - both purchases and sales - that were made in the Fund’s portfolio during the third quarter of 2016.

	Shares
Security Name	Purchases (Sales)	Held as of 9/30/16
Purchases
Abbott Laboratories	168,500	276,425
Alliance Data Systems Corp.	27,679	27,679
Capital One Financial Corp.	83,315	83,315
EQT Corp.	74,800	74,800
PPG Industries, Inc.	51,500	51,500

Sales
ARM Holdings PLC	(217,774)	0
Illinois Tool Works, Inc.	(47,000)	0
Johnson Controls, Inc.	(161,400)	0

Third Quarter Report (Unaudited) | September 30, 2016	5

Investment Managers/
Liberty All-Star® Equity Fund	Portfolio Characteristics

September 30, 2016 (Unaudited)

THE FUND’S ASSETS ARE APPROXIMATELY EQUALLY DISTRIBUTED AMONG THREE VALUE MANAGERS AND TWO GROWTH MANAGERS:

 ALPS Advisors, Inc., the investment advisor to the Fund, has the ultimate authority (subject to oversight by the Board of Trustees) to oversee the investment managers and recommend their hiring, termination and replacement.

MANAGERS’ DIFFERING INVESTMENT STRATEGIES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of a multi-managed portfolio. The characteristics are different for each of the Fund’s five investment managers. These differences are a reflection of the fact that each pursues a different investment style. The shaded column highlights the characteristics of the Fund as a whole, while the final column shows portfolio characteristics for the S&P 500® Index.

PORTFOLIO CHARACTERISTICS As of September 30, 2016 (Unaudited)

Investment Style Spectrum
	PZENA	DELAWARE	ARISTOTLE	SUSTAINABLE	TCW	TOTAL FUND	S&P 500® INDEX
Number of Holdings	40	32	42	29	30	146*	505
Percent of Holdings in Top 10	35%	33%	31%	42%	50%	17%	18%
Weighted Average Market Capitalization (billions)	$82	$86	$72	$119	$114	$95	$144
Average Five-Year Earnings Per Share Growth	2%	6%	6%	14%	15%	9%	8%
Dividend Yield	2.8%	2.6%	2.0%	1.1%	0.5%	1.8%	2.1%
Price/Earnings Ratio**	14x	19x	17x	28x	42x	21x	20x
Price/Book Value Ratio	1.9x	2.4x	2.8x	5.3x	4.9x	3.1x	3.2x

*	Certain holdings are held by more than one manager.
**	Excludes negative earnings.

6	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

As of September 30, 2016 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (97.39%)
CONSUMER DISCRETIONARY (12.05%)
Automobiles (0.40%)
Ford Motor Co.	385,900	$4,657,813

Hotels, Restaurants & Leisure (2.82%)
Chipotle Mexican Grill, Inc.(a)	30,252	12,811,722
Hilton Worldwide Holdings, Inc.	200,400	4,595,172
Starbucks Corp.	276,415	14,965,108
		32,372,002
Household Durables (0.50%)
Lennar Corp., Class A	136,000	5,758,240

Internet & Catalog Retail (3.12%)
Amazon.com, Inc.(a)	21,657	18,133,623
The Priceline Group, Inc.(a)	12,014	17,678,481
		35,812,104
Media (1.77%)
The Interpublic Group of Cos., Inc.	128,075	2,862,476
News Corp., Class A	305,600	4,272,288
News Corp., Class B	73,245	1,041,544
Omnicom Group, Inc.	64,775	5,505,875
Time Warner, Inc.	84,000	6,687,240
		20,369,423
Specialty Retail (2.49%)
The Home Depot, Inc.	55,600	7,154,608
Lowe’s Companies, Inc.	226,143	16,329,786
Staples, Inc.	597,507	5,108,685
		28,593,079
Textiles, Apparel & Luxury Goods (0.95%)
NIKE, Inc., Class B	156,474	8,238,356
Under Armour, Inc., Class A(a)(b)	52,800	2,042,304
Under Armour, Inc., Class C(a)	17,713	599,762
		10,880,422
CONSUMER STAPLES (9.68%)
Beverages (0.95%)
Diageo PLC(c)	40,800	4,734,432
Monster Beverage Corp.(a)	42,600	6,254,106
		10,988,538
Food & Staples Retailing (3.68%)
Costco Wholesale Corp.	39,675	6,050,834
CVS Health Corp.	173,400	15,430,866
Walgreens Boots Alliance, Inc.	83,100	6,699,522
Wal-Mart Stores, Inc.	102,925	7,422,951

See Notes to Schedule of Investments.

Third Quarter Report (Unaudited) | September 30, 2016	7

Liberty All-Star® Equity Fund	Schedule of Investments

As of September 30, 2016 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Food & Staples Retailing (continued)
Whole Foods Market, Inc.	235,294	$6,670,585
		42,274,758
Food Products (3.51%)
Archer-Daniels-Midland Co.	261,400	11,023,238
The Kraft Heinz Co.	80,400	7,196,604
Mondelez International, Inc., Class A	503,282	22,094,080
		40,313,922
Household Products (0.79%)
Colgate-Palmolive Co.	122,620	9,091,047

Personal Products (0.75%)
Coty, Inc., Class A(b)	119,000	2,796,500
Unilever NV	126,100	5,813,210
		8,609,710
ENERGY (8.99%)
Energy Equipment & Services (2.59%)
Core Laboratories NV(b)	47,929	5,383,865
Halliburton Co.	369,700	16,592,136
Schlumberger Ltd.	99,130	7,795,583
		29,771,584
Oil, Gas & Consumable Fuels (6.40%)
BP PLC(b)(c)	187,451	6,590,777
Cenovus Energy, Inc.	337,675	4,852,390
Chevron Corp.	69,900	7,194,108
ConocoPhillips	156,800	6,816,096
EQT Corp.	74,800	5,431,976
Exxon Mobil Corp.	73,000	6,371,440
Marathon Oil Corp.	229,700	3,631,557
Murphy Oil Corp.	207,725	6,314,840
Occidental Petroleum Corp.	92,500	6,745,100
Phillips 66	74,500	6,000,975
Pioneer Natural Resources Co.	28,600	5,309,590
Royal Dutch Shell PLC, Class A(c)	166,157	8,319,456
		73,578,305
FINANCIALS (17.90%)
Capital Markets (4.65%)
Ameriprise Financial, Inc.	56,100	5,597,097
Bank of New York Mellon Corp.	170,500	6,799,540
The Charles Schwab Corp.	154,700	4,883,879
Franklin Resources, Inc.	186,375	6,629,359
The Goldman Sachs Group, Inc.	40,750	6,571,753
Morgan Stanley	255,400	8,188,124

See Notes to Schedule of Investments.

8	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

As of September 30, 2016 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Capital Markets (continued)
State Street Corp.	147,367	$10,261,164
UBS Group AG	325,600	4,434,672
		53,365,588
Commercial Banks (3.18%)
Banco Bilbao Vizcaya Argentaria SA(b)(c)	571,457	3,405,884
BB&T Corp.	190,800	7,196,976
BOK Financial Corp.(b)	44,400	3,062,268
Cullen/Frost Bankers, Inc.	44,600	3,208,524
First Republic Bank	78,000	6,014,580
M&T Bank Corp.	35,400	4,109,940
Mitsubishi UFJ Financial Group, Inc.(c)	682,100	3,444,605
Regions Financial Corp.	614,950	6,069,556
		36,512,333
Consumer Finance (2.45%)
Capital One Financial Corp.	83,315	5,984,516
Visa, Inc., Class A	268,458	22,201,477
		28,185,993
Diversified Financial Services (3.63%)
Bank of America Corp.	927,950	14,522,417
Citigroup, Inc.	176,730	8,346,958
JPMorgan Chase & Co.	146,275	9,740,452
Voya Financial, Inc.	317,125	9,139,543
		41,749,370
Insurance (3.99%)
The Allstate Corp.	104,100	7,201,638
American International Group, Inc.	93,575	5,552,740
Axis Capital Holdings Ltd.	95,400	5,183,082
Chubb Ltd.	116,100	14,587,965
Marsh & McLennan Cos., Inc.	105,800	7,115,050
Metlife, Inc.	140,725	6,252,412
		45,892,887
HEALTH CARE (15.02%)
Biotechnology (4.12%)
AbbVie, Inc.	101,300	6,388,991
Alexion Pharmaceuticals, Inc.(a)	48,180	5,903,977
Amgen, Inc.	79,680	13,291,421
BioMarin Pharmaceutical, Inc.(a)	50,173	4,642,006
Celgene Corp.(a)	91,901	9,606,411
Regeneron Pharmaceuticals, Inc.(a)	18,636	7,492,045
		47,324,851
Health Care Equipment & Supplies (1.70%)
Baxter International, Inc.	149,000	7,092,400

See Notes to Schedule of Investments.

Third Quarter Report (Unaudited) | September 30, 2016	9

Liberty All-Star® Equity Fund	Schedule of Investments

As of September 30, 2016 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Health Care Equipment & Supplies (continued)
Danaher Corp.	63,500	$4,977,765
Medtronic PLC	86,200	7,447,680
		19,517,845
Health Care Providers & Services (2.40%)
Acadia Healthcare Co., Inc.(a)	90,250	4,471,888
Cardinal Health, Inc.	89,300	6,938,610
Cigna Corp.	15,350	2,000,412
Express Scripts Holding Co.(a)	96,800	6,827,304
Quest Diagnostics, Inc.	86,500	7,320,495
		27,558,709
Health Care Technology (1.92%)
Athenahealth, Inc.(a)(b)	50,300	6,343,836
Cerner Corp.(a)	253,864	15,676,102
		22,019,938
Life Sciences Tools & Services (0.51%)
Illumina, Inc.(a)	32,400	5,885,784

Pharmaceuticals (4.37%)
Abbott Laboratories	276,425	11,690,013
Allergan PLC(a)	32,438	7,470,796
Johnson & Johnson	60,200	7,111,426
Merck & Co., Inc.	113,300	7,071,053
Novartis AG(b)(c)	73,000	5,764,080
Novo Nordisk AS(c)	99,938	4,156,421
Pfizer, Inc.	207,400	7,024,638
		50,288,427
INDUSTRIALS (5.41%)
Aerospace & Defense (1.77%)
General Dynamics Corp.	41,000	6,361,560
Northrop Grumman Corp.	33,100	7,081,745
Raytheon Co.	51,100	6,956,243
		20,399,548
Commercial Services & Supplies (0.62%)
Waste Management, Inc.	111,600	7,115,616

Machinery (2.63%)
Deere & Co.	43,000	3,670,050
Dover Corp.	106,975	7,877,639
Oshkosh Corp.	104,500	5,852,000
Parker-Hannifin Corp.	57,000	7,155,210
Stanley Black & Decker, Inc.	45,700	5,620,186
		30,175,085
See Notes to Schedule of Investments.

10	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

As of September 30, 2016 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Road & Rail (0.39%)
Kansas City Southern	47,910	$4,470,961

INFORMATION TECHNOLOGY (20.81%)
Communications Equipment (0.63%)
Cisco Systems, Inc.	226,300	7,178,236

Computers & Peripherals (0.43%)
HP, Inc.	315,950	4,906,704

Electronic Equipment & Instruments (0.21%)
Corning, Inc.	103,290	2,442,809

Internet Software & Services (3.74%)
Alphabet, Inc., Class C(a)	32,679	25,401,060
Facebook, Inc., Class A(a)	137,083	17,583,636
		42,984,696
IT Services (3.11%)
Alliance Data Systems Corp.(a)	27,679	5,937,976
Automatic Data Processing, Inc.	87,880	7,751,016
FleetCor Technologies, Inc.(a)	53,603	9,312,449
PayPal Holdings, Inc.(a)	135,200	5,539,144
Xerox Corp.	706,400	7,155,832
		35,696,417
Semiconductors & Semiconductor Equipment (2.33%)
Intel Corp.	360,266	13,600,042
Microchip Technology, Inc.	105,000	6,524,700
Texas Instruments, Inc.	95,000	6,667,100
		26,791,842
Software (8.28%)
Adobe Systems, Inc.(a)	142,976	15,518,615
CA, Inc.	211,600	6,999,728
Microsoft Corp.	179,700	10,350,720
Mobileye NV(a)	149,550	6,366,343
Oracle Corp.	191,025	7,503,462
Red Hat, Inc.(a)	100,306	8,107,734
Salesforce.com, Inc.(a)	264,112	18,839,109
SAP SE(b)(c)	86,000	7,861,260
ServiceNow, Inc.(a)	92,100	7,289,715
Splunk, Inc.(a)	108,200	6,349,176
		95,185,862
Technology Hardware, Storage & Equipment (2.08%)
Apple, Inc.	90,998	10,287,324

See Notes to Schedule of Investments.

Third Quarter Report (Unaudited) | September 30, 2016	11

Liberty All-Star® Equity Fund	Schedule of Investments

As of September 30, 2016 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Technology Hardware, Storage & Equipment (continued)
Hewlett Packard Enterprise Co.	276,246	$6,284,596
Seagate Technology	190,600	7,347,630
		23,919,550
MATERIALS (2.83%)
Chemicals (2.30%)
The Dow Chemical Co.	99,100	5,136,353
Ecolab, Inc.	73,810	8,984,153
EI du Pont de Nemours & Co.	103,500	6,931,395
PPG Industries, Inc.	51,500	5,323,040
		26,374,941
Construction Materials (0.53%)
Martin Marietta Materials, Inc.	34,100	6,107,651

REAL ESTATE (2.18%)
Real Estate Investment Trusts (2.18%)
American Tower Corp.	100,750	11,417,998
Equinix, Inc.	37,961	13,675,450
		25,093,448
TELECOMMUNICATION SERVICES (1.23%)
Diversified Telecommunication (1.23%)
AT&T, Inc.	174,900	7,102,689
Verizon Communications, Inc.	134,800	7,006,904
		14,109,593
UTILITIES (1.29%)
Electric Utilities (0.61%)
Edison International	97,300	7,029,925

Gas Utilities (0.34%)
National Fuel Gas Co.	72,000	3,893,040

Independent Power and Renewable Energy Producers (0.34%)
AES Corp.	307,000	3,944,950

TOTAL COMMON STOCKS
(COST OF $987,443,857)		1,119,193,546

See Notes to Schedule of Investments.

12	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

As of September 30, 2016 (Unaudited)

	SHARES	MARKET VALUE
SHORT TERM INVESTMENTS (4.01%)
MONEY MARKET FUND (2.58%)
State Street Institutional U.S. Government Money Market Fund, 0.27%(d) (COST OF $29,627,816)	29,627,816	$29,627,816

INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED (1.43%)
State Street Navigator Securities Lending Prime Portfolio, 0.30% (COST OF $16,468,819)	16,468,819	16,468,819

TOTAL SHORT TERM INVESTMENTS
(COST OF $46,096,635)		46,096,635

TOTAL INVESTMENTS (101.40%)
(COST OF $1,033,540,492)(e)		1,165,290,181

LIABILITIES IN EXCESS OF OTHER ASSETS (-1.40%)		(16,106,909)

NET ASSETS (100.00%)		$1,149,183,272

NET ASSET VALUE PER SHARE
(188,097,203 SHARES OUTSTANDING)		$6.11

(a)	Non-income producing security.
(b)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $25,887,842.
(c)	American Depositary Receipt.
(d)	Rate reflects seven-day effective yield on September 30, 2016.
(e)	Cost of investments for federal income tax purposes is $1,034,828,200.

Gross unrealized appreciation and depreciation at September 30, 2016 based on cost of investments for federal income tax purposes is as follows:

Gross unrealized appreciation	$171,952,122
Gross unrealized depreciation	(41,490,141)
Net unrealized appreciation	$130,461,981

See Notes to Schedule of Investments.

Third Quarter Report (Unaudited) | September 30, 2016	13

Liberty All-Star® Equity Fund	Notes to Schedule of Investments

 September 30, 2016 (Unaudited)
Security Valuation
Equity securities are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Cash collateral from securities lending activity is reinvested in the State Street Navigator Securities Lending Prime Portfolio, a registered investment company under the Investment Company Act of 1940 (the “1940 Act”), which operates as a money market fund in compliance with Rule 2a-7 under the 1940 Act. Shares of registered investment companies are valued daily at that investment company’s net asset value per share.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund's Board of Trustees (the "Board"). When market quotations are not readily available, or in management’s judgment they do not accurately reflect fair value of a security, or an event occurs after the market close but before the Fund is priced that materially affects the value of a security, the security will be valued by the Fund’s Valuation Committee using fair valuation procedures established by the Board. Examples of potentially significant events that could materially impact a Fund’s net asset value include, but are not limited to: single issuer events such as corporate actions, reorganizations, mergers, spin-offs, liquidations, acquisitions and buyouts; corporate announcements on earnings or product offerings; regulatory news; and litigation and multiple issuer events such as governmental actions; natural disasters or armed conflicts that affect a country or a region; or significant market fluctuations. Potential significant events are monitored by the Advisor, ALPS Advisors, Inc. (the “Advisor”), Sub-Advisers and/or the Valuation Committee through independent reviews of market indicators, general news sources and communications from the Fund’s custodian. As of September 30, 2016, the Fund held no securities that were fair valued.

Security Transactions
Security transactions are recorded on trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition
Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

The Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Once the REIT reports annually the tax character of its distributions, the Fund revises its estimates. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Lending of Portfolio Securities
The Fund may lend its portfolio securities only to borrowers that are approved by the Fund’s securities lending agent, State Street Bank & Trust Co. (“SSB”). The Fund will limit such lending to not more than 30% of the value of its total assets. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollar only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, or by irrevocable bank letters of credit issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of no less than 105% of the market value for all other securities. The collateral is maintained thereafter, at a market value equal to no less than 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

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Liberty All-Star® Equity Fund	Notes to Schedule of Investments

September 30, 2016 (Unaudited)

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Schedule of Investments as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities. As of September 30, 2016, the market value of securities on loan was $25,887,842, and the total cash collateral and non-cash collateral received was $16,468,819 and $10,050,671, respectively.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Fair Value Measurements
The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities that are valued based on unadjusted quoted prices in active markets are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Third Quarter Report (Unaudited) | September 30, 2016	15

Liberty All-Star® Equity Fund	Notes to Schedule of Investments

 September 30, 2016 (Unaudited)

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –
Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –
Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2016:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$1,119,193,546	$–	$–	$1,119,193,546
Short Term Investment	29,627,816	–	–	29,627,816
Investments Purchased with Collateral from Securities Loaned	16,468,819	–	–	16,468,819
Total	$1,165,290,181	$–	$–	$1,165,290,181

*	See Schedule of Investments for industry classifications.

The Fund recognizes transfers between levels as of the end of the period. For the period ended September 30, 2016, the Fund did not have any transfers between Level 1 and Level 2 securities. The Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value during the period.

Indemnification
In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Trustees and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund.

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Liberty All-Star® Equity Fund	Notes to Schedule of Investments

September 30, 2016 (Unaudited)

However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

Shareholder Meeting Results
On August 25, 2016, the Annual Meeting of Shareholders of the Fund was held to elect two Trustees and to approve a new Portfolio Management Agreement with Sustainable Growth Advisers, LP (“Sustainable”). On June 13, 2016, the record date for the meeting, the Fund had outstanding 186,840,852 shares of beneficial interest. The votes cast at the meeting were as follows:

Proposal 1 – To elect two Trustees:

Nominee	For	Against/Withheld
John J. Neuhauser	123,495,201.599	7,911,834.436
Richard C. Rantzow	123,717,182.599	7,689,853.436

Proposal 3 - To approve a new Portfolio Management Agreement with Sustainable:

For	Against/Withheld	Abstain	Broker Non-Votes
91,244,448.561	7,034,630.085	2,182,124.489	30,945,832.900

Third Quarter Report (Unaudited) | September 30, 2016	17

Liberty All-Star® Equity Fund	Privacy Policy

 September 30, 2016 (Unaudited)

This Privacy Policy Notice discloses the privacy policies of the Liberty All-Star® Funds, which are advised by ALPS Advisors, Inc. and serviced by ALPS Fund Services, Inc. (the “Companies”). The Companies and the Funds are referred to herein collectively as “we” or “us.”

Protecting Your Privacy is a Top Priority
We realize that our ability to offer superior products and services depends on the personal and financial information we collect from you. We value your business and are committed to maintaining your trust. That is why we have made your privacy a top priority.

The Information We Have and Where We Get It
We collect information about you from a variety of sources, including:

●	Information we receive from you on applications or other forms, such as your name, address and phone number; your social security number; and your assets, income and other household information;
●	Information about your other transactions with us, our affiliates or others, such as your account balances and transactions history; and
●	Information from visitors to our websites provided through online forms, site visitorship data and online information-collecting devices known as “cookies.”

We do not solicit personal or financial information from minors without written parental consent, nor do we knowingly market products and services to minors.

How We Use This Information
We may share all of the information we collect with the Companies as part of the ordinary course of providing financial products and services to you, for the purpose of offering you new products and services to address your financial needs, for product development purposes and as otherwise required or permitted by law.

To assist in our business dealings with you, we may also share this information with companies (other than the Companies) that perform services, including marketing services, on our behalf (such as vendors that package and mail our investor statements and marketing research firms that enhance our ability to market our products and services). We do not share your information with mailing list or direct marketing companies. Thus, the information you provide to us will not result in unwanted solicitations from third-party marketers.

Finally, we may share this information with other entities outside of the Companies for the following purposes, including among others:

●	To respond to a subpoena or court order, judicial process or regulatory inquiry;
●	To report suspicious transactions to government agencies and law enforcement officials;
●	To protect against fraud;
●	To provide products and services with the consent or the direction of a customer; or
●	In connection with the proposed or actual sale or merger of all or a portion of a business or operating unit.

18	www.all-starfunds.com

Liberty All-Star® Equity Fund	Privacy Policy

 September 30, 2016 (Unaudited)

Except as described above, and except for information we provide to nonaffiliated third parties as otherwise required or permitted by law, we do not share information about you with nonaffiliated third parties.

Security of Personal Financial Information
We restrict access to information about you to those employees we determine need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards to protect this information.

If you provide information to us via our websites in order to view your account activity or conduct transactions, we use 128-bit SSL encryption security with passwords to ensure a safe transmission of data between you and us. Information you provide is stored and transmitted in a secure environment, accessible only by a select group of people who are given a secure passcode to access the information.

We continuously assess new technology for protecting information and upgrade our systems where appropriate.

If You Have Any Questions or Concerns About This Privacy Policy Notice,
Please Write to Us at:

ALPS Advisors, Inc.
Attn: Compliance Department
1290 Broadway, Suite 1100
Denver, CO 80203

Former Customers
If, for whatever reason, our customer relationship with you ends, we will preserve your information as necessary to comply with applicable laws. The measures we take to protect the privacy of customer information, as described in this Privacy Policy Notice, will continue to apply to you. We also will comply with more restrictive state laws to the extent they apply.

We reserve the right to change this Privacy Policy Notice, and any of the policies described herein, at any time. The examples contained in this Privacy Policy Notice are illustrations; they are not intended to be exclusive.

Third Quarter Report (Unaudited) | September 30, 2016	19

Liberty All-Star® Equity Fund	Description of Lipper Benchmark And Market Indicies

 September 30, 2016 (Unaudited)

Dow Jones Industrial Average
A price-weighted measure of 30 U.S. blue-chip companies.

Lipper Large-Cap Core Mutual Fund Average
The average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. domestic equity large-cap floor. These funds typically have average characteristics compared to the S&P 500® Index.

NASDAQ Composite Index
Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

S&P 500® Index
A large cap U.S. equities index that includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

An investor cannot invest directly in an index.

20	www.all-starfunds.com

ALL-STAR® EQUITY FUND

USA LISTED NYSE

INVESTMENT ADVISOR

ALPS Advisors, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203
303-623-2577
www.all-starfunds.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
555 Seventeenth Street, Suite 3600
Denver, Colorado 80202

CUSTODIAN

State Street Bank & Trust Company
One Lincoln Street
Boston, Massachusetts 02111

INVESTOR ASSISTANCE, TRANSFER & DIVIDEND DISBURSING AGENT & REGISTRAR

Computershare Trust Company, N.A.
P.O. Box 30170
College Station, Texas 77842-3170
1-800-LIB-FUND (1-800-542-3863)
www.computershare.com

LEGAL COUNSEL

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

TRUSTEES

John A. Benning*
Thomas W. Brock*, Chairman
Edmund J. Burke
George R. Gaspari*
Dr. John J. Neuhauser*
Richard C. Rantzow*

OFFICERS

William R. Parmentier, Jr., President
Mark T. Haley, CFA, Senior Vice President
Edmund J. Burke, Vice President
Kimberly R. Storms, Treasurer
Andrew P. Meloni, Assistant Treasurer
Sareena Khwaja-Dixon, Secretary
Abigail Murray, Assistant Secretary
Erin D. Nelson, Chief Compliance Officer

* Member of the Audit Committee

A description of the Fund's proxy voting policies and procedures is available (i) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30th is available from the SEC's website at www.sec.gov.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Qs are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its own common stock in the open market.

This report is transmitted to shareholders of Liberty All-Star® Equity Fund for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

LAS000754 5/31/17